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To:      PEACHTREE PARTNERS
         3116 E. Shea Boulevard
         Phoenix, AZ  85028
         (800) 832-2557

RE:      Notice of Withdrawal


Ladies and Gentlemen:

         The undersigned hereby withdraws limited partnership units in Consolidated Capital Properties V previously tendered by the undersigned to Peachtree Partners pursuant to its tender offer dated June 1, 1999.

Name of person(s) who tendered their units:
                                           ------------------------------------

Name of registered unitholder(s) (if different):
                                                -------------------------------

Number of units to be withdrawn
(state "all" if all units tendered are to be withdrawn):
                                                        -----------------------

Date:  __________, 1999

                                         --------------------------------------
                                          (Signature of Withdrawing Unitholder)


                                         --------------------------------------
                                         (Signature of Joint Unitholder, If Any)


Name and Capacity (if other than individuals):
                                              ---------------------------------
Title:
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(Please sign in the same manner as the letter of transmittal was signed)

Name:
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Address:
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Area Code and Telephone No.:            (Day):
                                              ---------------------------------
                                        (Evening):
                                                  -----------------------------

                       SIGNATURE GUARANTEE (If Required)

Name and Address of Eligible Institution:
                                         --------------------------------------

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Authorized Signature:   X
                         ------------------------
Name:
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Title:                                            Date:
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